UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 18, 2005

FIRST SECURITY BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)
Kentucky	000-49781	61-1364206

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

318 East Main Street	Lexington, Kentucky	40507

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (859) 367-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTONS; APPOINTMENT OF PRINCIPAL OFFICERS

              On May 18, 2005, William T. Vennes submitted his resignation as a director effective immediately.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC. (Registrant)
Date: May 20, 2005	By:/s/ David W. Chrisman David W. Chrisman, Secretary

2